Please file this Prospectus Supplement with your records.

RAINIER FUNDS

Supplement Dated June 12, 2007 to the
Prospectus Dated February 20, 2007

CORRECTION: The following 10- year after-tax returns for Large Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios replace the 10- year after-tax returns appearing on page 3, 9, 11 and 13, respectively, of the Prospectus section entitled“OVERVIEW OF THE PORTFOLIOS.” (The before-tax returns in the prospectus were correct.)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2006
10 Years
Large Cap Equity Portfolio
Return after taxes on distributions (1)	7.31%
Return after taxes on distributions and sale of fund shares (1)	6.88%

Small/Mid Cap Equity Portfolio
Return after taxes on distributions (1)	10.28%
Return after taxes on distributions and sale of fund shares (1)	9.53%

Balanced Portfolio
Return after taxes on distributions (1)	5.72%
Return after taxes on distributions and sale of fund shares (1)	5.52%

Intermediate Fixed Income Portfolio
Return after taxes on distributions (1)	3.42%
Return after taxes on distributions and sale of fund shares (1)	3.42%

(1) After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.